earnings presentation • Third Quarter 2024 Exhibit 99.2

forward looking statements disclosure 2 Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: • economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; • future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses; • the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iv) management’s ability to effectively execute its business plans; • mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; • the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period; • the effect of changes in accounting policies and practices; • changes in consumer spending, borrowing and saving and changes in unemployment; • changes in customers’ performance and creditworthiness; • the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; • current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth; • the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; • our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;

forward looking statements disclosure 3 • financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; • the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale; • the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses; • a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks; • the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and • our ability to develop and execute effective business plans and strategies. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2023, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

3Q 2024 results 136th Consecutive Quarter of Profitability 4 • EOP assets decreased $19.8 million compared to the linked quarter to $18.1 billion • EOP loans increased $31.9 million compared to the linked quarter to $11.6 billion • Average deposits increased $166.2 million compared to the linked quarter to $13.8 billion • EOP investment securities increased $119.6 million compared to the linked quarter Balance Sheet Profitability Asset Quality Income Statement Capital • Noninterest income – $45.7 million; $58.8 million as adjusted1 • Noninterest expense – $125.8 million; $124.7 million as adjusted1 • Efficiency ratio – 62.5%. Adjusted1 efficiency ratio – 58.2% • Effective tax rate of 19.2%. Adjusted1 effective tax rate of 19.5% • Net interest income – $155.6 million • Net interest margin of 4.05% on a GAAP basis; 4.08% on a fully tax equivalent basis1 • Net income – $52.5 million or $0.55 per diluted share. Adjusted1 net income – $63.6 million or $0.67 per diluted share • Return on average assets – 1.17%. Adjusted 1 return on average assets – 1.42% • Return on average shareholders’ equity – 8.80%. Adjusted1 return on average shareholders’ equity – 10.68% • Return on average tangible common equity – 16.29%1. Adjusted1 return on average tangible common equity – 19.77% • Provision expense - $10.6 million • Net charge-offs – $7.3 million. NCOs / Avg. Loans – 0.25% annualized • Classified Assets / Total Assets - 1.14% • NPA / Total Assets – 0.36% • ACL / Total Loans – 1.37% • Total capital ratio – 14.58% • Tier 1 common equity ratio – 12.04% • Tangible common equity ratio – 7.98%. Adjusted1 Tangible common equity ratio – 9.34% • Tangible book value per share – $14.26 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation.

3Q 2024 highlights • Strong quarterly earnings driven by net interest margin • Adjusted1 earnings per share – $0.67 • Adjusted1 return on assets – 1.42% • Adjusted1 pre-tax, pre-provision return on assets – 2.00% • Adjusted1 return on average tangible common equity – 19.77% • Modest loan growth during the period, in line with expectations • EOP loan balances increased $31.9 million compared to the linked quarter; 1.1% on an annualized basis • Growth driven by leasing and mortgage • Payoffs increased 27% compared to the linked quarter • Total average deposit balances increased $166.2 million, or 4.9% on an annualized basis • $100.8 million increase in retail CDs and $114.2 million increase in money market accounts offset modest declines in noninterest bearing checking and savings balances • $35.0 million increase in brokered deposits mostly offset modest seasonal decline in public funds • $38.5 million decline in noninterest bearing deposit balances from linked quarter • Average noninterest bearing deposits were 23% of average total deposits at September 30, 2024 • • Net interest margin (FTE) of 4.08% decreased 2 bps from linked quarter • Stable asset yields compared to linked quarter • 5 bp increase in cost of deposits offset by favorable shift in funding mix, resulting in 2 bp increase in total funding costs • • Noninterest income of $45.7 million; $58.8 million as adjusted1 • Adjustments include o $17.5 million loss on securities; includes $9.7 million impairment loss on two skilled nursing investments, $8.0 million of losses on sales from restructuring activities o $4.4 million gain related to a deferred tax gain • Leasing business revenue of $16.8 million; relatively flat compared to linked quarter • Foreign exchange income of $12.0 million; decline from near-record second quarter • Wealth management revenue of $6.9 million; 3.7% decline from record quarter 5 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. .

3Q 2024 highlights • Adjusted1 noninterest expense of $124.7 million, a 1.8% increase from second quarter • Adjustments1 include $0.4 million of efficiency-related costs and $0.7 million in other costs such as acquisition, severance and branch consolidation costs • Increase driven by $1.8 million increase in leasing business expenses and $0.5 million supplemental contribution to the First Financial Foundation • Efficiency ratio of 62.5%; 58.2% as adjusted1 • Workforce efficiency initiative ongoing; 120 positions eliminated to date • Increase in allowance for credit loss (ACL) and provision expense • Total ACL of $176.0 million; provision expense of $10.6 million o Loans and leases - ACL of $158.8 million; 1.37% of total loans o Unfunded Commitments - ACL of $17.1 million • Provision expense driven by net charge-offs and slower prepayments • NPA to total assets of 0.36%; relatively flat compared to linked quarter • $7.3 million in net charge-offs; 0.25% of loans on an annualized basis, 10 bp increase from linked quarter • Classified assets increased 7 bps to 1.14% of total assets during third quarter • Capital ratios in excess of targets • Total capital ratio of 14.58% • Tier 1 common equity of 12.04%; 26 basis point increase from linked quarter • Tangible book value of $14.26; increased by $1.32, or 10.2%, from linked quarter • Tangible common equity increased 75 bps to 7.98%; 9.34%1 excluding ($232.3) million of AOCI • Common dividend of $0.24 6 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. .

adjusted net income1 7 The table below lists certain adjustments that the Company believes are significant to understanding its quarterly performance. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. All dollars shown in thousands, except per share amounts As Reported Adjusted 1 As Reported Adjusted 1 Net interest income 155,560$ 155,560$ 153,311$ 153,311$ Provision for credit losses-loans and leases 9,930$ 9,930$ 16,157$ 16,157$ Provision for credit losses-unfunded commitments 694$ 694$ 286$ 286$ Noninterest income 45,701$ 45,701$ 61,501$ 61,501$ less: gains (losses) on security transactions - (17,468) A - (64) A less: deferred tax adjustment - 4,353 A - - A Total noninterest income 45,701$ 58,816$ 61,501$ 61,565$ Noninterest expense 125,759$ 125,759$ 123,574$ 123,574$ less: FDIC special assessment - - A - (70) A less: efficiency-related costs - 383 A - 368 A less: other - 695 A - 818 A Total noninterest expense 125,759$ 124,681$ 123,574$ 122,458$ Income before income taxes 64,878$ 79,071$ 74,795$ 75,975$ Income tax expense 12,427$ 12,427$ 13,990$ 13,990$ plus: after-tax impact of tax credit investment @ 21% - 24 - 10 plus: tax effect of adjustments (A) @ 21% statutory rate - 2,981 - 263 Total income tax expense 12,427$ 15,432$ 13,990$ 14,262$ Net income 52,451$ 63,639$ 60,805$ 61,713$ Net earnings per share - diluted 0.55$ 0.67$ 0.64$ 0.65$ Pre-tax, pre-provision return on average assets 1.68% 2.00% 2.07% 2.10% 3Q 2024 2Q 2024 profitability 8 Return on Average Assets Return on Avg Tangible Common Equity Diluted EPS 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Adjusted1 Pre-tax, Pre-Provision Earnings $0.55 $0.64 $0.53$0.60$0.66 $0.67 $0.65 $0.59 $0.62 $0.67 3Q242Q241Q244Q233Q23 Diluted EPS Adjusted EPS 1 1.17% 1.38% 1.18%1.31% 1.48% 1.42%1.40% 1.30%1.37% 1.49% 3Q242Q241Q244Q233Q23 ROA Adjusted ROA 1 16.29% 20.57% 17.35% 21.36% 23.60% 19.77%20.88%19.11% 22.21%23.76% 3Q242Q241Q244Q233Q23 ROATCE Adjusted ROATCE 1 $89.7$92.4 $79.4$84.6$90.7 2.00%2.10% 1.85%1.96% 2.12% 3Q242Q241Q244Q233Q23 Pre-tax, pre-provision earnings Pre-tax, pre-provision ROA net interest income & margin 9 Net Interest Margin (FTE) 2Q24 NIM (FTE) Progression Net Interest Income All dollars shown in millions $151.0$148.4 $143.9$147.7$150.9 $3.8 $3.6 $4.0 $5.2 $4.5 $155.6 $153.3 $148.7 $153.8 $155.5 3Q242Q241Q244Q233Q23 Basic NII Loan Fees 3.98%4.00%3.99% 4.12%4.21% 0.10%0.10%0.11% 0.14% 0.12% 4.08%4.10%4.10% 4.26% 4.33% 3Q242Q241Q244Q233Q23 Basic Margin (FTE) Loan Fees 2Q24 4.10% Asset yields/mix -0.01% Funding costs/mix -0.01% 3Q24 4.08%

2.50%2.51%2.48%2.49%2.44%2.30% 2.08% 1.77% -0.01%0.03%0.00%0.05% 0.14%0.22%0.31%0.37% SepAugJul3Q242Q241Q244Q233Q23 Cost of Deposits Change in Cost of Deposits average balance sheet 10 Average LoansAverage Securities All dollars shown in millions 1 Includes loans fees and loan accretion Deposit Costs $3,274$3,132$3,138$3,184$3,394 4.24%4.23% 4.01% 4.20% 4.07% 3Q242Q241Q244Q233Q23 Investment Securities Investment Securities Yield $11,534$11,441$11,066$10,751$10,624 7.41%7.42%7.32%7.29% 7.18% 3Q242Q241Q244Q233Q23 Loans Loan Yield 1 $13,797$13,630 $13,279$13,203 $12,787 2.49%2.44% 2.30% 2.08% 1.77% 3Q242Q241Q244Q233Q23 Deposits Cost of Deposits Average Deposits

11 Borrowing Capacity • Interest-bearing deposits with other banks of $661 million • Investment securities portfolio: • 97.6% of investment portfolio classified as available-for-sale • $680.9 million of expected cash flow from securities portfolio in next 12 months • $490.3 million of floating rate securities with minimal losses • Portfolio duration of 4.3 years at September 30, 2024 borrowing capacity & cash/investment liquidity Cash/Investment Liquidity All dollars shown in thousands FHLB borrowing availability 513,928$ Fed Discount Window availability 949,185 Brokered CDs/Deposit placement services 2,135,630 Fed funds 960,000 Total as of September 30, 2024 4,558,743$

agile acquisition 12 • Acquired February 29th • $93.4 million in loans acquired; $211.2 million as of September 30th • $5.6 million of intangibles created • Agile is a full-service specialty finance company based in Lincolnshire, IL and operates throughout the U.S. • Lends to commercial customers to finance insurance premiums • Loans are secured by the unearned premium of the policies • Two-thirds of volume is derived from direct agency relationships, and one-third is originated through a brokerage model • Portfolio is diversified across insurance carrier, insurance agency, borrower, geography, and insurance coverage type • Founded in 2017 and managed by seasoned industry experts • Led by founder Bob Przespolewski and Charlie Gerstung, who joined FFB • 30 associates Product Details • Originates approximately 50,000 loans annually • Average loan size of $12,700 • Median loan size $1,700 • Average duration 10 months Deep and Diverse Relationships Portfolio Highlights • Gross yields in excess of 10% • Expected annual loss rate of 10-20 bps • Established national network of over 1,700 active independent insurance agencies • Significant cross-sell opportunity 1The fair value measurements of assets acquired and liabilities assumed in the Agile acquisition are subject to refinement for up to one year after the closing date of the acquisition as additional information relative to closing date fair values becomes available. Company Overview Transaction Overview1 Key Statistics

loan portfolio 13 Loan LOB Mix (EOP) Net Loan Change-LOB (Linked Quarter) All dollars shown in millions Total growth/(decline): $31.9 million $7.3 -$119.5 -$10.4 $5.1 $83.8 $3.4 $22.5 $39.7 ICRE Commercial & Small Business Banking Oak Street Franchise Summit Agile Consumer Mortgage ICRE $3,725 32% Commercial & Small Business Banking $3,229 28% Oak Street $741 6% Franchise $249 2% Summit $831 7% Agile $211 2% Consumer $1,009 9% Mortgage $1,558 14% Total $11.6 Billion

loan concentrations 14 C&I and Owner Occupied CRE Loans by Sector1 Investor CRE Loans by Property Type All dollars shown in millions 1 Excludes Agile Premium Finance Property Type 9/30/24 % of Total Loans Residential Multi Family 5+ $1,279.2 11.1% Retail Property 790.0 6.8% Office 434.8 3.8% Industrial 399.4 3.5% Hospital/Nursing Home 298.0 2.6% Hotel 187.1 1.6% Land 111.4 1.0% Residential 1-4 Family 105.8 0.9% Industrial 54.8 0.5% Other Real Estate 51.6 0.4% Self Storage 12.6 0.1% Other 0.1 0.0% Grand Total $3,725.0 32.2% NAICS Sector 9/30/24 % of Total Loans Finance and Insurance $1,236.2 10.7% Manufacturing 493.1 4.3% Accommodation and Food Services 308.0 2.7% Construction 280.7 2.4% Health Care and Social Assistance 275.4 2.4% Real Estate and Rental and Leasing 260.8 2.3% Professional, Scientific, and Technical Services 258.5 2.2% Retail Trade 242.3 2.1% Wholesale Trade 202.8 1.8% Agriculture, Forestry, Fishing and Hunting 167.7 1.5% Transportation and Warehousing 151.2 1.3% Other Services (except Public Administration) 145.7 1.3% Administrative and Support and Waste Managemen 139.3 1.2% Arts, Entertainment, and Recreation 80.7 0.7% Information 74.7 0.6% Public Administration 54.6 0.5% Educational Services 24.6 0.2% Management of Companies and Enterprises 15.7 0.1% Utilities 13.3 0.1% Mining, Quarrying, and Oil and Gas Extraction 13.2 0.1% Other 0.8 0.0% Grand Total $4,439.3 38.4%

area of focus - office portfolio (non-owner occupied) 15 Office Property Type 1 Performance metrics based on loans greater than $2.5 million and excluding classified assets. All dollars shown in millions Office Property Market Office Maturity Schedule • $434.8 million balance represents 3.8% of total loan portfolio; includes $54.7 million of loans less than $2.5 million individual exposure • Majority of exposure is in our metro markets and secured by suburban Class A & Class B assets with recourse from the sponsor • No exposure to gateway cities • $17.3 million on nonaccrual status; 2 relationships; have been charged down to net realizable value • $14.1 million rated substandard – 1 relationship; $35.4 million rated special mention – 3 relationships • One loan migrated to criticized/classified during quarter • Performance metrics at origination or renewal1 • LTV – 61.4% • Occupancy – 86.1% • Debt coverage – 1.65x $287 66% $136 31% $12 3% Suburban Urban Non-metro $358 82% $44 10% $25 6% $8 2% General Office Medical Mixed Use Other $42.6 $111.2 $61.2 $36.8 $61.2 $121.8 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 2024 2025 2026 2027 2028 2029+

deposits 16 Deposit Product Mix (Avg) 3Q24 Average Deposit Progression All dollars shown in millions Total growth/(decline): $166.2 million -$38.5 $25.2 -$30.0 $114.2 $100.8 $35.0 -$40.5 Noninterest-bearing Interest-bearing demand Savings Money Markets Retail CDs Brokered Deposits Public Funds Noninterest- bearing (excl. pub funds) $2,987 22% Interest-bearing demand $1,662 12% Savings $1,017 7% Money Markets $3,068 22% Retail CDs $1,653 12% Brokered Deposits $1,473 11% Public Funds $1,937 14% Total $13.8 billion average deposit trends 17 All dollars shown in millions Business Public Funds Personal Uninsured Deposits $6,330$6,312$6,162$5,921$5,824$5,821 3Q242Q241Q244Q233Q232Q23 $3,974$3,824$3,823$3,913$3,789$3,664 3Q242Q241Q244Q233Q232Q23 $1,937$1,978$1,864$1,928$1,805$1,823 3Q242Q241Q244Q233Q232Q23 Uninsured deposits (per call report instructions) 5,341$ Less: Public funds 1,809 Less: Intercompany deposits 192 Adjusted uninsured deposits 3,340 Borrowing capacity 4,559 Borrowing capacity in excess of adjusted uninsured deposits $ 1,219 Borrowing capacity as a % of adjusted uninsured deposits 136.5% Adjusted uninsured deposits to total deposits 23.9%

noninterest income 18 Noninterest Income 3Q24 Highlights All dollars shown in thousands • Adjusted1 fee income of $58.8 million • $13.1 million of adjustments1 include: • $17.5 million loss on securities • $9.7 million impairment loss on two skilled nursing investments • $8.0 million of losses on sales from restructuring activities • $4.4 million gain related to a deferred tax gain • Total fee income 22.7% of net revenue • Foreign exchange income of $12.0 million; decreased $4.7 million from the near-record second quarter • Leasing business income of $16.8 million; relatively unchanged from the linked quarter • Trust and wealth management fees of $6.9 million: decreased $0.3 million, or 3.7%, from record linked quarter • Deposit service charge income of $7.5 million: increased $0.4 million, or 5.0%, from the linked quarter • Mortgage banking income of $5.0 million; increased $0.5 million, or 12.1%, from the linked quarter 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. Service Charges $7,547 Wealth Mgmt $6,910 Bankcard income $3,698 Client derivative fees $1,160 Foreign exchange income $12,048 Leasing business income $16,811 Mortgage banking income $5,021 Other $(7,494) Total $45.7 million noninterest expense 19 Noninterest Expense 3Q24 Highlights 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. All dollars shown in thousands • Core expenses increased $2.2 million, or 1.8% • $1.8 million increase in leasing expenses • $0.5 million supplemental contribution to First Financial Foundation • Efficiency initiative ongoing; 120 positions eliminated to date which equals $13.4 million of annualized savings • $1.1 million of adjustments1 include: • $0.4 million efficiency-related costs • $0.7 million of other costs such as acquisition, severance and branch consolidation costs Salaries and benefits $74,813 59% Occupancy and equipment $9,536 8% Data processing $8,857 7% Professional services $2,303 2% Intangible amortization $2,395 2% Leasing business expense $11,899 9% Other $15,956 13% Total $125.8 million 57.5% 59.3% 62.7% 57.5% 62.5% 57.3% 58.0% 60.4% 57.0% 58.2% 3Q23 4Q23 1Q24 2Q24 3Q24 Efficiency Ratio Adjusted Efficiency Ratio 1 Efficiency Ratio

allowance for credit losses 20 3Q24 Highlights All dollars shown in millions • $176.0 million combined ACL; $10.6 million combined provision expense • $158.8 million ACL – loans and leases; increase driven by slower prepayments; 1.37% of loan balances • Utilized Moody’s September baseline forecast in quantitative model • $17.1 million ACL – unfunded commitments $145.2 $141.4 $144.3 $156.2 $158.8 $17.0 $18.4 $16.2 $16.4 $17.1 $162.2 $159.9 $160.4 $172.6 $176.0 1.36% 1.29% 1.29% 1.36% 1.37% 3Q23 4Q23 1Q24 2Q24 3Q24 ACL-loans and leases ACL-unfunded commitments ACL / Total Loans ACL / Total Loans asset quality 21 Classified Assets / Total Assets Net Charge Offs & Provision Expense1 . 1 Provision includes both loans & leases and unfunded commitments All dollars shown in millions $65.5$62.7$59.4 $65.9 $75.1 0.36%0.35%0.34% 0.38%0.44% 3Q242Q241Q244Q233Q23 NPAs NPAs / Total Assets $16.4 $12.6 $10.6 $4.2 $7.3 $11.7 $10.2 $11.2 $16.4 $10.6 0.25% 0.15% 0.38% 0.46% 0.61% 3Q23 4Q23 1Q24 2Q24 3Q24 NCOs Provision Expense NCOs / Average Loans $206.2$195.3 $162.3 $141.0$140.6 1.14%1.07% 0.92% 0.80%0.82% 3Q242Q241Q244Q233Q23 Classified Assets Classified Assets / Total Assets Nonperforming Assets / Total Assets

capital 22 Tier 1 Common Equity Ratio Total Capital Ratio Tangible Common Equity Ratio 9/30 Risk Weighted Assets = $13,797,681 All capital numbers are considered preliminary. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Adjusted TCE excludes impact from AOCI Tier 1 Capital Ratio 12.04%11.78%11.67%11.73%11.60% 7.00% 3Q242Q241Q244Q233Q23 Tier 1 Common Equity Ratio Basel III minimum 12.37%12.11%12.00%12.06%11.94% 8.50% 3Q242Q241Q244Q233Q23 Tier 1 Capital Ratio Basel III minimum 14.58%14.47%14.31%14.26%14.19% 10.50% 3Q242Q241Q244Q233Q23 Total Capital Ratio Basel III minimum 6.50% 7.17% 7.23% 7.23% 7.98% 9.07% 9.05% 9.18% 9.13% 9.34% 3Q23 4Q23 1Q24 2Q24 3Q24 TCE ratio Adjusted TCE ratio1 capital strategy 23 Strategy & DeploymentTangible Book Value Per Share • 3.8% annualized dividend yield as of September 30th • 43.7% of 3Q24 earnings returned to shareholders through common dividend • Most recent internal stress testing indicates capital ratios above regulatory minimums in all modeled scenarios • Common dividend of $0.24 • No shares repurchased in 3Q24; no plans to repurchase shares in near- term • 10.2% increase in TBV per share from linked quarter driven by strong earnings and decline in unrealized loss on investment portfolio • 30.7% increase since 3Q23 1 Excludes impact from AOCI $10.91 $12.38 $12.50 $12.94 $14.26 $15.22 $15.64 $15.87 $16.32 $16.69 3Q23 4Q23 1Q24 2Q24 3Q24 Tangible Book Value per Share TBV per share-adjusted 1 outlook commentary1 • Loan balances expected to grow mid single digits on an annualized basis • Strong average deposit balance growth expected; includes expected public fund seasonal growth • Investment portfolio expected to remain stable 24 • Total noninterest expense expected to be $126 - 128 million • Stable expense base expected excluding leasing business and fee-based incentive expense • Incentive expense will fluctuate with fee income Noninterest Expense Net Interest Margin Balance Sheet Credit • Credit costs expected to remain flat • Net charge-offs expected to be approximately 25 - 30 bps for full year • Stable to slightly increasing ACL coverage as a percentage of loans expected Noninterest Income • Total expected fee income of $63 - 65 million • Includes $13 - 15 million foreign exchange • Includes $18 - 20 million leasing business income 1 See Forward Looking Statement Disclosure on page 2-3 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. • Expected to be 3.85% - 3.95%; assumes 25 bp November and December rate cuts by Fed Capital • Expect to maintain dividend at $0.24

The Company’s Investor Presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables. to GAAP Reconciliation 25 appendix: non-GAAP measures appendix: non-GAAP to GAAP reconciliation 26 All dollars shown in thousands Net interest income and net interest margin - fully tax equivalent Sep. 30, June 30, Mar. 31, Dec. 31, Sep. 30, 2024 2024 2024 2023 2023 Net interest income 155,560$ 153,311$ 148,740$ 153,765$ 155,455$ Tax equivalent adjustment 1,362 1,418 1,535 1,672 1,659 Net interest income - tax equivalent 156,922$ 154,729$ 150,275$ 155,437$ 157,114$ Average earning assets 15,292,378$ 15,171,819$ 14,757,503$ 14,483,589$ 14,404,144$ Net interest margin1 4.05% 4.06% 4.05% 4.21% 4.28 % Net interest margin (fully tax equivalent)1 4.08% 4.10% 4.10% 4.26% 4.33 % Three months ended 1 Margins are calculated using net interest income annualized divided by average earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

appendix: non-GAAP to GAAP reconciliation

Additional non-GAAP ratios

(Dollars in thousands, except per share data)	Three months ended, Sep. 30, 2024	June 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023
Net income (a)	$ 52,451	$ 60,805	$ 50,689	$ 56,732	$ 63,061
Average total shareholders' equity	2,371,125	2,281,040	2,265,562	2,144,482	2,153,601
Less:					
Goodwill	(1,007,654)	(1,007,657)	(1,006,477)	(1,005,870)	(1,005,844)
Other intangibles	(82,619)	(84,577)	(84,109)	(85,101)	(87,427)
Average tangible equity (b)	1,280,852	1,188,806	1,174,976	1,053,511	1,060,331
Total shareholders' equity	2,450,438	2,326,439	2,287,003	2,267,974	2,129,509
Less:					
Goodwill	(1,007,656)	(1,007,656)	(1,007,656)	(1,005,868)	(1,005,868)
Other intangibles	(81,547)	(83,528)	(85,603)	(83,949)	(86,378)
Ending tangible equity (c)	1,361,235	1,235,255	1,193,744	1,178,157	1,037,263
Less:					
AOCI	(232,262)	(323,409)	(321,109)	(309,819)	(410,005)
Ending tangible equity less AOCI (d)	1,593,497	1,558,664	1,514,853	1,487,976	1,447,268
Total assets	18,146,332	18,166,180	17,599,238	17,532,900	17,054,852
Less:					
Goodwill	(1,007,656)	(1,007,656)	(1,007,656)	(1,005,868)	(1,005,868)
Other intangibles	(81,547)	(83,528)	(85,603)	(83,949)	(86,378)
Ending tangible assets (e)	17,057,129	17,074,996	16,505,979	16,443,083	15,962,606
Risk-weighted assets (f)	13,797,681	13,803,249	13,562,455	13,374,177	13,170,574
Total average assets	17,854,191	17,728,251	17,306,221	17,124,955	16,951,389
Less:					
Goodwill	(1,007,654)	(1,007,657)	(1,006,477)	(1,005,870)	(1,005,844)
Other intangibles	(82,619)	(84,577)	(84,109)	(85,101)	(87,427)
Average tangible assets (g)	$ 16,763,918	$ 16,636,017	$ 16,215,635	$ 16,033,984	$ 15,858,119
Ending shares outstanding (h)	95,486,317	95,486,010	95,473,595	95,141,244	95,117,180
Ratios					
Return on average tangible shareholders' equity (a)/(b)	16.29%	20.57%	17.35%	21.36%	23.60%
Ending tangible equity as a percent of:					
Ending tangible assets (c)/(e)	7.98%	7.23%	7.23%	7.17%	6.50%
Risk-weighted assets (c)/(f)	9.87%	8.95%	8.80%	8.81%	7.88%
Ending tangible equity excluding AOCI as a percent of:					
Ending tangible assets (d)/(e)	9.34%	9.13%	9.18%	9.05%	9.07%
Average tangible equity as a percent of average tangible assets (b)/(g)	7.64%	7.15%	7.25%	6.57%	6.69%
Tangible book value per share (c)/(h)	$ 14.26	$ 12.94	$ 12.50	$ 12.38	$ 10.91

All dollars shown in thousands

FIRST
first financial bancorp
27
EQUAL OPPORTUNITY LENDER FDIC EQUAL HOUSING LENDER

appendix: non-GAAP to GAAP reconciliation

Additional non-GAAP measures

	3Q24		2Q24		1Q24		4Q23	
(Dollars in thousands, except per share data)	As Reported	Adjusted	As Reported	Adjusted	As Reported	Adjusted	As Reported	Adjusted
Net interest income (f)	$ 155,560	$ 155,560	$ 153,311	$ 153,311	$ 148,740	$ 148,740	$ 153,765	$ 153,765
Provision for credit losses-loans and leases (j)	9,930	9,930	16,157	16,157	13,419	13,419	8,804	8,804
Provision for credit losses-unfunded commitments (j)	694	694	286	286	(2,259)	(2,259)	1,426	1,426
Noninterest income	45,701	45,701	61,501	61,501	46,512	46,512	46,993	46,993
less: gains (losses) on security transactions		(17,468)		(64)		(5,187)		(649)
less: deferred tax adjustment		4,353		-		-		-
Total noninterest income (g)	45,701	58,816	61,501	61,565	46,512	51,699	46,993	47,642
Noninterest expense	125,759	125,759	123,574	123,574	122,355	122,355	119,137	119,137
less: tax credit investment writedown						-		-
less: FDIC special assessment		-		(70)		231		925
less: efficiency-related costs		383		368		-		-
less: Other		695		818		1,087		1,363
Total noninterest expense (e)	125,759	124,681	123,574	122,458	122,355	121,037	119,137	116,849
Income before income taxes (i)	64,878	79,071	74,795	75,975	61,737	68,242	71,391	74,328
Income tax expense	12,427	12,427	13,990	13,990	11,048	11,048	14,659	14,659
plus: tax effect of adjustments		24		10		52		276
plus: after-tax impact of tax credit investments @ 21%		2,981		263		1,318		423
Total income tax expense (h)	12,427	15,432	13,990	14,262	11,048	12,418	14,659	15,358
Net income (a)	$ 52,451	$ 63,639	$ 60,805	$ 61,713	$ 50,689	$ 55,824	$ 56,732	$ 58,970
Average diluted shares (b)	95,480	95,480	95,470	95,470	95,184	95,184	95,141	95,141
Average assets (c)	17,854,191	17,854,191	17,728,251	17,728,251	17,306,221	17,306,221	17,124,955	17,124,955
Average shareholders' equity	2,371,125	2,371,125	2,281,040	2,281,040	2,265,562	2,265,562	2,144,482	2,144,482
Less:								
Goodwill and other intangibles	(1,090,273)	(1,090,273)	(1,092,234)	(1,092,234)	(1,090,586)	(1,090,586)	(1,090,971)	(1,090,971)
Average tangible equity (d)	1,280,852	1,280,852	1,188,806	1,188,806	1,174,976	1,174,976	1,053,511	1,053,511
Ratios								
Net earnings per share - diluted (a)/(b)	$ 0.55	$ 0.67	$ 0.64	$ 0.65	$ 0.53	$ 0.59	$ 0.60	$ 0.62
Return on average assets - (a)/(c)	1.17%	1.42%	1.38%	1.40%	1.18%	1.30%	1.31%	1.37%
Pre-tax, pre-provision return on average assets - ((a)+(j)+(h))/(c)	1.68%	2.00%	2.07%	2.10%	1.69%	1.85%	1.89%	1.96%
Return on average tangible shareholders' equity - (a)/(d)	16.29%	19.77%	20.57%	20.88%	17.35%	19.11%	21.36%	22.21%
Efficiency ratio - (e)/((f)+(g))	62.5%	58.2%	57.5%	57.0%	62.7%	60.4%	59.3%	58.0%
Effective tax rate - (h)/(i)	19.2%	19.5%	18.7%	18.8%	17.9%	18.2%	20.5%	20.7%

FIRST
first financial bancorp

All dollars shown in thousands

28

EQUAL OPPORTUNITY LENDER
EQUAL HOUSING LENDER
FDIC

29 First Financial Bancorp First Financial Center 255 East Fifth Street Cincinnati, OH 45202